SUPPLEMENT DATED NOVEMBER 25, 2015
TO

PROSPECTUSES DATED MAY 1, 2015
FOR MASTERS CHOICE, MASTERS FLEX, MASTERS EXTRA, MASTERS CHOICE II, AND
MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE, AND MASTERS EXTRA II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
 FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

Effective November 20, 2015, (the "Effective Date"), the names of the following investment options have changed:

Previous Fund name	Current Fund Name

Columbia Variable Portfolio – Marsico Growth Fund	Variable Portfolio – Loomis Sayles Growth Fund II

Columbia Variable Portfolio – Marsico 21st Century Fund	Columbia Variable Portfolio – Large Cap Growth Fund II
Also, on the Effective Date, Marsico Capital Management, LLC ceased serving as sub-adviser to the Funds. Loomis, Sayles & Company became the sub-adviser for the Variable Portfolio – Loomis Sayles Growth Fund II and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Columbia Variable Portfolio – Large Cap Growth Fund II. All references to Marsico Capital Management, LLC are hereby deleted from the Prospectuses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.